GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at March 31, 2022 (Unaudited)

Shares	Common Stocks: 98.8%	Value
	Australia: 7.6%
32,819	Corporate Travel Management Ltd.	$575,759
19,149	Sonic Healthcare Ltd.	506,625
		1,082,384

	China: 55.4%
8,900	Alibaba Group Holding Ltd.	120,656
1,700	Alibaba Group Holding Ltd. - ADR	184,960
19,200	Autohome Inc. - ADR	583,872
3,400	Baidu Inc.* -ADR	449,820
321,000	China Lesso Group Holdings Ltd.	386,588
293,000	China Medical System Holdings Ltd.	458,774
66,500	China Merchants Bank Co., Ltd. - H Shares	517,528
205,000	Geely Automobile Holdings Ltd.	318,026
100,700	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	582,104
380	JD.com In. - CL A	10,957
9,000	JD.com Inc. - ADR	520,830
113,340	NARI Technology Co., Ltd. - A Shares	558,510
5,700	NetEase Inc. - ADR	511,233
49,000	Ping An Insurance Group Company of China Ltd. - H Shares	344,500
114,600	Sany Heavy Industry Co., Ltd. - A Shares	314,049
27,800	Shenzhou International	366,625
659,000	Sino Biopharmaceutical Ltd.	409,042
8,000	Tencent Holdings Ltd.	373,291
108,400	Venustech Group Inc. - A Shares	355,202
60,160	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	550,376
		7,916,943

	Singapore: 5.4%
29,362	DBS Group Holdings Ltd.	770,933

	South Korea: 8.7%
38,530	Hanon Systems	372,011
430	LG Household & Health Care Ltd.	303,228
10,050	Samsung Electronics Co., Ltd.	573,552
		1,248,791

	Taiwan: 13.5%
63,000	Elite Material Co., Ltd.	$562,939
4,800	Largan Precision Co., Ltd.	315,059
32,000	Novatek Microelectronics Corp.	472,634
2	Shin Zu Shing Co., Ltd.	6
28,000	Taiwan Semiconductor Manufacturing Co., Ltd.	577,258
		1,927,896
	United States: 8.2%
3,508	Applied Materials Inc.	462,354
1,120	Broadcom Inc.	705,242
		1,167,596

	Total Common Stocks	$14,114,543
	(cost $10,077,678)

	Total Investments in Securities	14,114,543
	(cost $10,077,678): 98.8%

	Other Assets less Liabilities: 1.2%	168,222

	Net Assets: 100.0%	$14,282,765

*	Non-income producing security.

ADR - American Depository Receipt